June 24, 2024

Alta Quality Growth Fund

Institutional Shares – AQLGX

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, Each Dated January 29, 2024

Effective July 1, 2024, the advisory structure of the Alta Quality Growth Fund (the “Fund”) will change such that Guardian Capital LP (“Guardian Capital”) will serve as the Fund’s investment adviser and the Fund’s current investment adviser, Alta Capital Management, LLC (“Alta Capital”), will serve as the Fund’s investment subadviser. The portfolio managers of the Fund will not change. There is no change to the aggregate advisory fees and expenses paid by the Fund as a result of the change in advisory structure. Alta Capital is a wholly owned U.S. domiciled subsidiary of Guardian Capital.

At an in-person meeting of the Board of Trustees (the “Board”) of the Trust held on March 12 – 13, 2024, the Board approved a change in the advisory structure of the Fund pursuant to which Guardian Capital would serve as the investment adviser to the Fund while Alta Capital would serve as subadviser to the Fund. This advisory structure is in line with the structure that Guardian Capital employs for other mutual funds, both in the United States and in Canada, for which portfolio management services are provided by a wholly-owned subsidiary of Guardian Capital. The Board, as well as its Independent Trustees voting separately, after having reviewed and considered due diligence responses of both Guardian Capital and Alta Capital pursuant to section 15(c) of the Investment Company Act of 1940 (“1940 Act”), approved a new advisory agreement for Guardian Capital and a new sub-advisory agreement between Guardian Capital and Alta Capital, with no change to the aggregate advisory fees and expenses paid by the Fund. Upon reliance of an opinion from counsel to the Trust, and based on the ownership and corporate governance structure of Guardian Capital and Alta Capital, and also considering relevant statutory and regulatory provisions of the 1940 Act and relevant no-action authority issued by the staff of the U.S. Securities and Exchange Commission, the Board concluded that the change in advisory structure did not constitute an assignment of the current advisory contract, and that no vote of shareholders would be required to institute the new advisory structure.

Upon commencement of the new advisory structure on July 1, 2024, subject to Board supervision, Guardian Capital and Alta Capital will each be responsible for providing general investment advice and guidance to the Fund, research support and compliance/compliance oversight services. Guardian Capital is also responsible for subadvisory oversight of Alta Capital with respect to the Fund. Guardian Capital will also provide trading, proxy voting, record-keeping, and other administrative services for the Fund.

For its advisory services to the Fund, Guardian Capital will be entitled to receive an annual fee of 0.75% of the Fund’s average daily net assets, the same annual advisory fee rate as is currently paid by the Fund to Alta Capital. Effective July 1, 2024, Guardian Capital has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; (vi) distribution and/or 12b-1 fees, and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the Fund’s average daily net assets through January 31, 2026 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between Guardian Capital and the Trust is in effect, Guardian Capital may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that Guardian Capital is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by Guardian Capital prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with Guardian Capital.

Further Information

For further information, please contact the Fund toll-free at 1-800-957-0681. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.guardiancapitalfunds.com.

Investors Should Retain this Supplement for Future Reference.